Supplement dated October 17, 2014
to the Prospectus, as supplemented, of the following fund:
Fund	Prospectus Dated
Columbia Funds Variable Insurance Trust
Columbia Variable Portfolio - Asset Allocation Fund	5/1/2014
The description of the investment objective and principal investment strategies of the following underlying fund in Appendix A — Underlying Funds — Investment Objectives and Strategies is hereby deleted and replaced in its entirety with the following description:
Columbia Global Equity Value Fund (formerly Columbia Equity Value Fund)
The Fund seeks to provide shareholders with growth of capital and income.
Under normal market conditions, the Fund invests at least 80% of its net assets (including the amount of any borrowings for investment purposes) in equity securities. Equity securities include, for example, common stock, preferred stock, convertible securities and depositary receipts. These securities may provide income, offer the opportunity for long-term capital appreciation, or both.
Under normal circumstances, the Fund generally invests at least 40% of its net assets in companies that maintain their principal place of business or conduct their principal business activities outside the U.S., companies that have their securities traded on non-U.S. exchanges or that have securities that trade in the form of depositary receipts, companies that have been formed under the laws of non-U.S. countries, including those of emerging markets, or foreign currencies. The Fund considers a company to conduct its principal business activities outside the U.S. if it derives at least 50% of its revenue or profits from business outside the U.S. or has at least 50% of its sales or assets outside the U.S. This 40% minimum investment amount may be reduced to 30% if market conditions for these investments or specific foreign markets are deemed unfavorable.
The Fund may invest in derivatives, including forward foreign currency contracts, for hedging or investment purposes.
The Fund’s investment philosophy is rooted in the belief that a disciplined, systematic, value-oriented approach to investing primarily in large-cap companies provides investors with an excellent opportunity for long-term growth of capital. The Fund may from time to time emphasize one or more economic sectors in selecting its investments, including the financial services sector.
The rest of the section remains the same.
C-1471-15 A (10/14)